Exhibit 21

ARROW ELECTRONICS, INC. & SUBSIDIARIES
Organizational (Legal Entity) Structure
As of December 31, 2014

Country	State in which Incorporated or Country in which Organized
A.E. Petsche Belgium BVBA	Belgium
A.E. Petsche Canada, Inc.	Canada
A.E. Petsche Company S De RL	Mexico
A.E. Petsche Company, Inc.	Texas
A.E. Petsche SAS	France
A.E. Petsche UK Limited	United Kingdom
Achieva Components (India) Private Limited	Singapore
Achieva Components PTE Ltd.	Singapore
Achieva Electronics PTE Ltd	Singapore
Addex Distribution AS	Norway
Altimate Belgium BVBA	Belgium
Altimate Luxembourg Sarl	Luxembourg
Altimate ND Belgium BVBA	Belgium
Altimate Netherlands B.V.	Netherlands
Arrow (Shanghai) Trading Co. Ltd.	China
Arrow Altech Distribution (Pty) Ltd.	South Africa
Arrow Altech Holdings (Pty) Ltd.	South Africa
Arrow Asia Distribution Limited	Hong Kong
Arrow Asia Pac Ltd.	Hong Kong
Arrow Brasil S.A.	Brazil
Arrow Capital Solutions SAS	France
Arrow Capital Solutions UK Ltd	United Kingdom
Arrow Capital Solutions, Inc.	Delaware
Arrow Central Europe GmbH	Germany
Arrow Chip One Stop Holdings GK	Japan
Arrow Components (M) Sdn Bhd	Malaysia
Arrow Components (NZ)	New Zealand
Arrow Components Mexico S.A. de C.V.	Mexico
Arrow Components Sweden AB	Sweden
Arrow Denmark, ApS	Denmark
Arrow Eastern Europe GmbH	Germany
Arrow eCommerce B.V.	Netherlands
Arrow ECS (Ireland) Limited	Ireland
Arrow ECS a.s.	Czech Republic
Arrow ECS AG	Germany
Arrow ECS AG	Switzerland
Arrow ECS ANZ Limited	New Zealand
Arrow ECS ANZ Pty Ltd	Australia

Country (continued)	State in which Incorporated or Country in which Organized (continued)
Arrow ECS Asia PTE. Ltd	Singapore
Arrow ECS B.V.	Netherlands
Arrow ECS Baltic OU	Estonia
Arrow ECS Canada Ltd.	Canada
Arrow ECS Central GmbH	Germany
Arrow ECS d.o.o.	Croatia
Arrow ECS d.o.o.	Serbia
Arrow ECS d.o.o.	Slovenia
Arrow ECS Denmark A/S	Denmark
Arrow ECS Finland OY	Finland
Arrow ECS FZCO	UAE
Arrow ECS GmbH	Germany
Arrow ECS Internet Security AG	Austria
Arrow ECS Internet Security, S.L.	Spain
Arrow ECS Kft.	Hungary
Arrow ECS Ltd.	Israel
Arrow ECS Nordic A/S	Denmark
Arrow ECS Norway AS	Norway
Arrow ECS Pty Ltd.	Australia
Arrow ECS SA/NV	Belgium
Arrow ECS SARL	Morocco
Arrow ECS Services Sp.z.o.o.	Poland
Arrow ECS Sp.z.o.o.	Poland
Arrow ECS SPA	Italy
Arrow ECS Support Center, Ltd.	Israel
Arrow ECS Sweden AB	Sweden
Arrow ECS, SAS	France
Arrow Electronice S.R.L.	Romania
Arrow Electronics (China) Trading Co. Ltd.	China
Arrow Electronics (CI) Ltd.	Cayman Islands
Arrow Electronics (Jersey) Limited	Jersey
Arrow Electronics (S) Pte Ltd	Singapore
Arrow Electronics (Shanghai) Co. Ltd.	China
Arrow Electronics (Shenzhen) Co. Ltd.	China
Arrow Electronics (Sweden) KB	Sweden
Arrow Electronics (Thailand) Limited	Thailand
Arrow Electronics (U.K.), Inc.	Delaware
Arrow Electronics (UK) Ltd.	United Kingdom
Arrow Electronics ANZ Holdings Pty Ltd.	Australia
Arrow Electronics Asia (S) Pte Ltd.	Singapore
Arrow Electronics Asia Limited	Hong Kong
Arrow Electronics Australia Pty Ltd.	Australia
Arrow Electronics B.V.	Netherlands
Arrow Electronics Canada Ltd.	Canada

Country (continued)	State in which Incorporated or Country in which Organized (continued)
Arrow Electronics China Ltd.	Hong Kong
Arrow Electronics Czech Republic s.r.o.	Czech Republic
Arrow Electronics D.O.O.	Slovenia
Arrow Electronics Danish Holdings ApS	Denmark
Arrow Electronics Distribution (Shanghai) Co. Ltd.	China
Arrow Electronics EMEA Group GmbH	Germany
Arrow Electronics EMEASA S.r.l.	Italy
Arrow Electronics Estonia OU	Estonia
Arrow Electronics Funding Corporation	Delaware
Arrow Electronics GK	Japan
Arrow Electronics GmbH & Co. KG	Germany
Arrow Electronics Hellas S.A.	Greece
Arrow Electronics Holdings Pty Ltd.	Australia
Arrow Electronics Holdings Vagyonkezelo, Kft	Hungary
Arrow Electronics Hungary Kereskedelmi Bt	Hungary
Arrow Electronics India Ltd.	Hong Kong
Arrow Electronics India Private Limited	India
Arrow Electronics International Holdings, LLC	Delaware
Arrow Electronics International, Inc.	Delaware
Arrow Electronics Italia S.r.l	Italy
Arrow Electronics Japan GK	Japan
Arrow Electronics Korea Limited	South Korea
Arrow Electronics Labuan Pte Ltd.	Labuan
Arrow Electronics Mexico, S. de R.L. de C.V.	Mexico
Arrow Electronics Norwegian Holdings AS	Norway
Arrow Electronics Poland Sp.z.o.o.	Poland
Arrow Electronics Russ OOO	Russia
Arrow Electronics Services S.r.l.	Italy
Arrow Electronics Slovakia s.r.o.	Slovakia
Arrow Electronics South Africa LLP	South Africa
Arrow Electronics Taiwan Ltd.	Taiwan
Arrow Electronics UK Holding Ltd.	United Kingdom
Arrow Electronics Ukraine, LLC	Ukraine
Arrow Electronics, Inc.	New York
Arrow Electronics, Ltd.	United Kingdom
Arrow Elektronik Ticaret, A.S.	Turkey
Arrow Enterprise Computing Solutions India Private Limited	India
Arrow Enterprise Computing Solutions Ltd.	United Kingdom
Arrow Enterprise Computing Solutions, Inc.	Delaware
Arrow Enterprise Computing Solutions, S.A.	Spain
Arrow Finland OY	Finland
Arrow France, S.A.	France
Arrow Fueguina S.A.	Argentina
Arrow Global Asset Disposition, Inc.	Delaware

Country (continued)	State in which Incorporated or Country in which Organized (continued)
Arrow Holdings (Delaware) LLC	Delaware
Arrow Iberia Electronica Lda.	Portugal
Arrow Iberia Electronica, S.L.U.	Spain
Arrow International Holdings L.P.	Cayman Islands
Arrow Nordic Components AB	Sweden
Arrow Northern Europe Ltd.	United Kingdom
Arrow Norway A/S	Norway
Arrow SEED (Hong Kong) Limited	Hong Kong
Arrow UEC Japan, KK	Japan
Arrow Value Recovery Belgium BVBA	Belgium
Arrow Value Recovery Czech Republic sro	Czech Republic
Arrow Value Recovery EMEA BV	Netherlands
Arrow Value Recovery France SAS	France
Arrow Value Recovery Germany GmbH	Germany
Arrow Value Recovery Netherlands BV	Netherlands
Arrow Value Recovery UK LTD	United Kingdom
Arrow/Artlink Technology (Hong Kong) Limited	Hong Kong
Arrow/Components (Agent) Ltd.	Hong Kong
Arrow/Rapac, Ltd.	Israel
ARROWECS Sociedade Unipessoal LDA	Portugal
Artlink Co. Ltd.	Seychelles
Artlink Technology Co. Ltd.	Taiwan
ARW Electronics, Ltd.	Israel
ARW Enterprise Computing Solutions, S.A.	Spain
ARW Portugal Unipessoal LDA	Portugal
Asplenium SA	France
B.V. Arrow Electronics DLC	Netherlands
Beijing Arrow SEED Technology Co. Ltd	China
Broomco (4184) Limited	United Kingdom
Centia Group Ltd.	United Kingdom
Centia Ltd.	United Kingdom
Chip One Stop (Hong Kong) Ltd.	Hong Kong
Chip One Stop International Pte Ltd.	Singapore
Chip One Stop, Inc.	Japan
CNT Brasil Servicos Ltda.	Brazil
Components Agent (Cayman) Limited	Cayman Islands
Components Agent Asia Holdings, Ltd.	Mauritius
COMPUTERLINKS (UK) Ltd.	United Kingdom
COMPUTERLINKS Belgium BVBA	Belgium
COMPUTERLINKS Denmark A/S	Denmark
COMPUTERLINKS GmbH	Austria
COMPUTERLINKS GmbH	Germany
COMPUTERLINKS Kft.	Hungary

Country (continued)	State in which Incorporated or Country in which Organized (continued)
COMPUTERLINKS Nederland B.V.	Netherlands
COMPUTERLINKS Oy	Finland
COMPUTERLINKS S.A.	France
COMPUTERLINKS s.r.o.	Czech Republic
COMPUTERLINKS Sp. z o.o.	Poland
Converge (Shanghai) International Trading Co., Ltd.	China
Converge Asia Pte, Ltd.	Singapore
Converge Electronics Trading (India) Private Ltd.	India
Converge France SAS	France
Converge Netherlands BV	Netherlands
Converge Scandinavia AB	Sweden
CSS Computer Security Solutions Erwerbs GmbH	Germany
CSS Computer Security Solutions Holding GmbH	Germany
CSS Computer Security Solutions Ltd.	United Kingdom
Data Tracking Systems, Inc.	New York
DCL Brasil Distribuidora Ltda.	Brazil
Dicopel, Inc.	California
Distrilogie Netherlands B.V.	Netherlands
Elko C.E., S.A.	Argentina
Erf 211 Hughes (Pty) Limited	South Africa
Eshel Technology Group, Inc.	California
ETEQ Components PTE Ltd.	Singapore
Eurocomponentes, S.A.	Argentina
Excel Tech, Inc.	South Korea
Fusion Distribution FZCO	UAE
Greentech AS	Norway
Greentech Denmark ApS	Denmark
Greentech Finland, OY	Finland
Greentech Holding AS	Norway
Greentech Sweden AB	Sweden
Intex-semi Ltd.	Hong Kong
IPVista A/S	Denmark
ITM USA Enterprises, Inc.	Florida
Lite-On Korea, Ltd.	South Korea
Marubun/Arrow (HK) Limited	Hong Kong
Marubun/Arrow (M) Sdn. Bhd (Malaysia)	Malaysia
Marubun/Arrow (Philippines) Inc.	Philippines
Marubun/Arrow (S) Pte Ltd.	Singapore
Marubun/Arrow (Shanghai) Co., Ltd.	China
Marubun/Arrow (Shenzhen) Electronic Product Consulting Company Limited	China
Marubun/Arrow (Thailand) Co., Ltd.	Thailand
Marubun/Arrow Asia Ltd.	BVI
Marubun/Arrow USA II, LLC	Delaware

Country (continued)	State in which Incorporated or Country in which Organized (continued)
Marubun/Arrow USA, LLC	Delaware
Marubun-Arrow Mexico, S. de R.L. de C.V.	Mexico
Microtronica Ltd.	United Kingdom
Multichip Ltd.	United Kingdom
New Tech Electronics Pte. Ltd.	Singapore
NIC Components Asia PTE Ltd.	Singapore
NIC Components Corp.	New York
NIC Components Europe Limited	United Kingdom
NIC Eurotech Limited	United Kingdom
Nu Horizons Electronics (Shanghai) Co., Ltd.	China
Nu Horizons Electronics Asia PTE Ltd.	Singapore
Nu Horizons Electronics Hong Kong Ltd.	Hong Kong
Nu Horizons Electronics Malaysia SDN BHD	Malaysia
Nu Horizons International Corp.	New York
NUH Electronics India Private Limted	India
NuHo Singapore Holdings, LLC	USA
Openway Group SA	France
Openway SAS	France
Pansystem S.r.l.	Italy
PCG Parent Corp.	Delaware
PCG Trading, LLC	Delaware
Petsche Mexico, LLC	Texas
Power and Signal Group GmbH	Germany
PT Marubun Arrow Indonesia	Indonesia
Richardson RFPD (Malaysia) Sdn Bhd	Malaysia
Richardson RFPD (Thailand) Limited	Thailand
Richardson RFPD Australia Pty. Ltd.	Australia
Richardson RFPD Canada, Inc.	Canada
Richardson RFPD do Brasil Ltda	Brazil
Richardson RFPD Electronics Trading (China) Co., Ltd.	China
Richardson RFPD France SAS	France
Richardson RFPD Germany GmbH	Germany
Richardson RFPD Hong Kong	Hong Kong
Richardson RFPD Israel Ltd.	Israel
Richardson RFPD Italy Srl	Italy
Richardson RFPD Japan KK	Japan
Richardson RFPD Korea Ltd.	South Korea
Richardson RFPD Netherlands BV	Netherlands
Richardson RFPD Singapore	Singapore
Richardson RFPD Spain SL	Spain
Richardson RFPD Sweden AB	Sweden
Richardson RFPD Taiwan	Taiwan
Richardson RFPD UK Ltd.	United Kingdom

Country (continued)	State in which Incorporated or Country in which Organized (continued)
Richardson RFPD, Inc.	Delaware
S3 Dedicated Services, LLC	Delaware
S3 Managed Services, LLC	Delaware
Schuylkill Metals of Plant City, Inc.	Delaware
Seneca Data Distributors, Inc.	New York
Shared Solutions and Services, Inc.	Delaware
SiliconEgypt Technologies, LLC	Egypt
SiliconExpert Holdings LLC	Delaware
SiliconExpert Technologies, Inc.	California
Sphinx CST Limited	United Kingdom
Sphinx CST Networks Limited	United Kingdom
Sphinx Group Limited	United Kingdom
Sphinx Professional Services Limited	United Kingdom
Spoerle Hungary Kereskedelmi Kft	Hungary
Titan Supply Chain Services Limited	United Kingdom
Titan Supply Chain Services, Pte Ltd.	Singapore
TLW Electronics, Ltd.	Hong Kong
Transim Technology Corporation	California
U.S. Micro Operating Company, LLC	Nevada
Ultra Source Electronics (SZ) Co, LTD	China
Ultra Source Technology Corp.	Taiwan
Ultra Source Trading Hong Kong Limited	Hong Kong
Verwaltungsgesellschaft Arrow Electronics GmbH	Germany
Wyle Electronics Caribbean Corp.	Puerto Rico
Wyle Electronics de Mexico S de R.L. de C.V.	Mexico